Exhibit 10.40
                          SECURITY AND PLEDGE AGREEMENT

         THIS AGREEMENT is made as of May 7, 1997, by SOUTHHAMPTON ENTERPRISES, INC., a Texas corporation ("Parent"), to THE CRUTTENDEN ROTH BRIDGE FUND, LLC, a California limited liability company ("Secured Party").

                                    RECITALS

A. THE ANTIGUA GROUP, INC., a Nevada corporation and Parent's direct wholly-owned subsidiary ("Debtor") has executed and delivered to Secured Party that certain note (the "Note") captioned "Senior Subordinated Secured Note" dated as of the date hereof, in the original principal amount of $1,020,000.

B. As part of the consideration for the granting of the loan evidenced by the Note to Debtor and as additional security therefor, Secured Party has required that Parent grant a security interest in the "Collateral" (as defined below) and Parent desires to grant such security interest.

         NOW,  THEREFORE,   in  consideration  of  the  covenants  and  promises
hereinafter set forth and other valuable consideration, the parties agree as follows:


         1. Definitions. Certain terms used in this Agreement shall have the meaning set forth below.

         "Collateral" means all of Parent's right, title and interest (whether now held or hereafter acquired) in and to all personal property (whether tangible or intangible) described in Exhibit "A" hereto, incorporated herein by reference.

         "Event of Default" means (i) an Event of Default as defined in, and occurring under, that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Debtor and Secured Party, inter alia, (ii) any default by Debtor in the performance of any obligation, covenant or agreement contained in the Security Agreement of even date herewith to which it is a party, or (iii) any default by Parent in the performance of any obligation, covenant or agreement contained herein.

         "Indebtedness" means the indebtedness evidenced by the Note and any other indebtedness or liability of Debtor to Secured Party now existing or hereafter arising under the Note.

         "Intercreditor  Agreement" means the  Intercreditor  Agreement  entered
into  concurrently   herewith  by  and  among  LaSalle  Business  Credit,   Inc.
("LaSalle"), Thomas E. Dooley, as agent for the shareholders of the Antigua Group, Inc. ("Dooley"), the Secured Party, Imperial Bank ("Imperial"), and the Debtor, which provides for the relative rights and priorities of the various security interests in the Collateral.
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         "Permitted  Liens"  shall bear the same  meaning  as in the  Securities
Purchase Agreement.

         "Senior Debt" shall bear the same meaning as in the Securities Purchase Agreement.

         "Subordination Agreement" means the Subordination Agreement entered into concurrently herewith by and among LaSalle, Dooley, the Secured Party and Imperial which provides for the relative rights of payment of the indebtedness of Debtor.

         2.  Grant  of  Security  Interest.   As  additional  security  for  the
Indebtedness, Parent hereby grants a security interest in the Collateral to Secured Party.

         3. Parent's Representations and Warranties. Parent represents and warrants as follows:

                  (a) Title to Collateral. Except for the security interests granted to Secured Party under this Security Agreement, and except for Permitted Liens, Parent is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good, marketable and insurable title thereto free and clear of any and all liens other than Permitted Liens.

                  (b)  Location of  Collateral.  Parent  hereby  represents  and warrants that Parent's chief executive office is located at the address specified in item 1 of Exhibit "B". Parent shall not, without at least thirty
(30) days' prior written notice to Secured Party, (i) change Parent's name or place of business (or, if Parent has more than one place of business, its chief executive office), or the office in which Parent's records relative to receivables are kept, (ii) keep Collateral consisting of certificated securities, as defined in Section 3(j) below, or chattel paper, at any location other than its chief executive office set forth in item 1 of Exhibit "B" hereto, and (iii) keep Collateral consisting of equipment or inventory at any location other than the locations set forth in item 2 of Exhibit "B" hereto.

                  (c) Repair and Inspection of Collateral. Parent shall maintain and protect its properties, assets and facilities, including without limitation its equipment and fixtures, in good order and working repair and condition (taking into consideration ordinary wear and tear) and from time to time make or cause to be made all needful and proper repairs, renewals and replacements thereto and shall competently manage and care for its property in accordance with prudent industry practices. Upon reasonable notice, Parent shall permit Secured Party or its agents to inspect all of such property from time to time.

                  (d) Insurance of Collateral. Parent shall maintain, with financially sound and reputable companies, insurance policies insuring (i) its equipment, fixtures and inventory against loss by
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fire, explosion,  theft and such other casualties as are usually insured against by companies engaged in the same or similar businesses and (ii) Parent and Secured Party against liability for personal injury and property damage relating to such equipment, fixtures and inventory. Such policies are to be in such amounts and against at least such risk as are usually insured against in the same general area by companies of the same or a similar size engaged in the same or a similar business as Parent. Parent shall give to Secured Party written notice of loss or damage to the Collateral, and file proofs of loss. Parent shall not settle or adjust any claim in excess of $50,000 without the prior written consent of Secured Party.

                  (e) Payment of Taxes and Fees Assessed Upon Collateral. Parent shall pay, when due, all taxes and assessments now or hereafter relating to, or imposed or assessed upon the Collateral.

                  (f) No Transfer of Collateral. Parent shall not voluntarily, involuntarily, or by operation of law, sell, assign, transfer or otherwise dispose of the Collateral, or any interest therein, or permit any of the foregoing to occur, and shall not otherwise do or permit anything to be done or occur that may impair the Collateral as security hereunder, except that Parent may sell its inventory in the ordinary course of business, and, so long as Parent has not committed an Event of Default, (i) Parent may sell or otherwise dispose of the Collateral when obsolete, worn out, inadequate, unserviceable or unnecessary for use in the conduct of the business of Parent and (ii) Parent may grant non-exclusive licenses (and exclusive licenses within specified geographic regions) and other similar arrangements for the use of Parent's property for good faith business purposes.

                  (g) Defense of Title to Collateral. Parent shall defend any proceeding which may affect title to, or Secured Party's security interest in, the Collateral, or the first priority of such security interest after that created with respect to Permitted Liens, and shall indemnify, defend, protect and hold Secured Party harmless against any and all liability, damages, causes of action or other costs or expenses, including reasonable attorneys' fees, arising out of or incurred in connection with or on account of any such proceeding, unless such proceeding is caused by Secured Party's gross negligence or willful misconduct.

                  (h) Maintenance of Secured Party's Security Interest. Parent shall do all such acts and things as may be necessary or appropriate, or which Secured Party from time to time or at any time reasonably requests as necessary in its opinion, to establish and maintain a perfected security interest in the Collateral, subject to no other liens or encumbrances other than Permitted Liens; and Parent shall pay the cost of all filings or recordings of this Agreement or any other document or instrument in all public offices whenever it is deemed by Secured Party to be necessary or desirable. Parent irrevocably constitutes and appoints Secured Party the attorney-in-fact of Parent to execute, deliver and, if appropriate, to file or record with the appropriate filing officer or office such security agreements, financing statements, continuation statements or other instruments as Secured Party may request or require in order to impose, perfect or continue the perfection of, the lien or security interest created hereby. The foregoing power of attorney is coupled with an interest and shall survive a Transfer or the dissolution, bankruptcy, insolvency or termination of Parent as an entity. Parent shall not execute or authorize the filing of any financing statement in favor of any person or entity other than Secured Party or other than related to the Permitted Liens.

                  (i) Provision of Accurate Information. Parent shall provide to Secured Party any information it reasonably requires pertaining to the Collateral, the Indebtedness or the provisions hereof. All information supplied to Secured Party by or on behalf of Parent is and shall be true, correct and complete, and Parent shall promptly notify Secured Party of any material change in such information not later than five (5) days after any such change. Parent shall promptly notify Secured Party of any event causing loss or depreciation in the value of any Collateral.

                  (j) Certificated  Securities.  On or prior to the date hereof,
Parent  shall  deliver  to  Secured  Party any note,  certificated  security  or instrument (a "certificate security") not otherwise pledged or hypothecated to an unaffiliated creditor or otherwise owned by and in control of Parent, including, without limitation, those certificated securities listed on Exhibit "C" hereto. In the event a certificated security is returned to Parent's control while Debtor continues to have unsatisfied obligations under the Note, such certificated security shall be immediately delivered to Secured Party who shall hold same until Debtor's obligations under the Note are satisfied in full. In the event that Parent purchases, acquires or is otherwise transferred certificated securities while Debtor continues to have unsatisfied obligations under the Note, Parent shall immediately deposit such security with Secured Party and Secured Party shall continue to hold same as if such security were listed on Exhibit "C" hereto until Debtor's obligations under the Note are satisfied in full. All certificated securities delivered to Secured Party pursuant hereto shall be delivered in suitable form for transfer or shall be accompanied by duly executed instruments of transfer or assignment or stock powers, executed in blank, in form and substance reasonably acceptable to Secured Party.

                  (k) Prompt Payment of Expenses. Parent shall pay to Secured Party immediately on demand all expenses (including reasonable attorneys' fees, other legal expenses and costs and the cost of filing financing statements and any renewals or extensions thereof) incurred by Secured Party under this Agreement, with interest at the greater of the interest rate charged on the Note or any default rate thereunder but not more than the maximum rate allowed by applicable usury law, from the date of such expenditure.

         4. Default: Remedies.

                  (a) Remedies. Subject to the provisions of the Intercreditor Agreement, upon an Event of Default, Secured Party may, at its option and without notice to Parent or Debtor, declare the Indebtedness secured hereby due and payable pursuant to the terms of the Securities Purchase Agreement and shall have all of the remedies of a secured party under the Uniform Commercial Code, including the right and power to sell, or otherwise dispose of, the Collateral, or any part thereof, at any one or more public or private sales as permitted by applicable law, at such location as Secured Party may choose, and for that purpose may take immediate and exclusive possession of the Collateral, or any part thereof, and with or without judicial process enter upon any premises on which the Collateral, or any part thereof, may be situated and remove the same therefrom without being deemed guilty of trespass and without liability for damages thereby occasioned. At Secured Party's option and demand, Parent shall assemble the Collateral and make it available to Secured Party at the premises of Parent, or at such other place and at the time designated in the demand.

                  (b) Secured Party's Rights to Collateral. Subject to the provisions of the Intercreditor Agreement and the Subordination Agreement, Secured Party may hold, maintain, preserve and prepare the Collateral for sale; control, manage, rent and lease the Collateral; collect all rents and income from the Collateral and apply the same in any order of priority to reimburse Secured Party for any costs and expenses incurred hereunder and to the payment or performance of Parent's obligations hereunder, and apply the balance to interest and then to principal of the Indebtedness secured hereby; or secure the appointment of a receiver of the Collateral. Secured Party may also render the Collateral unusable, or repair and renovate the same, and dispose of the Collateral on Parent's premises. Parent expressly waives any right to require an election of remedies by Secured Party existing after an Event of Default hereunder, except that Parent shall be entitled to notice of sale or other disposition of the Collateral, and Parent agrees that if such notice is served on Parent as hereinafter specified a minimum of five (5) days before the time of sale or disposition, such notice shall be deemed commercially reasonable and shall fully satisfy any requirement for giving of such notice. Any person, including Parent and Secured Party, shall be eligible to purchase any part or all of such Collateral at any such sale or disposition. Parent acknowledges that sales of the Collateral for cash or on credit to a wholesaler, retailer or user of the Collateral, or at public or private auction, within the discretion of Secured Party, are all commercially reasonable. Any disposition made hereunder may be conducted by an employee or agent of Secured Party.

                  (c) Stay; Extension. The Parent agrees (to the extent it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Debtor from paying all or a portion of the principal of or interest on the Note as contemplated herein, wherever enacted, now or at any time hereinafter in force, or that may materially affect the covenants or the performance of this Agreement in a manner inconsistent with the provisions of this Agreement. The Parent expressly waives all benefit or advantage of any such law and agrees not to hinder, delay or impede the execution of any power granted to Secured Party hereunder, but will suffer and permit the execution of such power as though no such law has been enacted. If a court of competent jurisdiction prescribes that the Parent may not waive its rights to take the benefit or advantage of any stay or extension law or any other law in accordance with the prior sentence, then the obligation to pay interest on the Note shall be reduced to the maximum legal limit under applicable law governing the interest payable in connection with the Note.

                  (d) Application of Proceeds. Subject to any applicable provisions of the Intercreditor Agreement, the Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Secured Party in the following order of priorities:

First, to Secured Party in an amount sufficient to pay in full the reasonable costs of Secured Party in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Secured Party in connection therewith, including, without limitation, reasonable attorneys' fees;

Second, to Secured Party in an amount equal to the then unpaid principal amount of and accrued interest and prepayment premiums, if any, on the Note;

Third, to Secured Party in an amount equal to any other Indebtedness which is then unpaid; and

Finally,  upon payment in full of all Indebtedness and upon  satisfaction of all
other   provisions   of  the   Intercreditor   Agreement,   to   Parent  or  its
representatives or as a court of competent jurisdiction may direct.

                  (e) Assumption of Expenses and Payments. In connection with any Event of Default, Secured Party may incur expenses, including reasonable attorneys' fees, expenses and costs, appropriate to the exercise of any right or power under this Agreement, make any payment agreed to be made by Parent hereunder, and perform any obligation of Parent hereunder, without, however, any obligation so to do. Any monies expended hereunder by Secured Party, including attorneys' fees, shall be chargeable, with interest at the greater of the interest rate then charged on the Note or any default rate thereunder, but not more than the maximum rate allowed by applicable usury law, to Debtor and become part of the Indebtedness secured hereby.

                  (f) Remedies Cumulative. The remedies of Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein, or under the Uniform Commercial Code, shall not be construed as a waiver of any of the other remedies of the Secured Party, so long as any part of the Indebtedness remains unsatisfied. The acceptance by Secured Party of this Security Agreement shall not waive or impair any other security Secured Party may have or hereafter acquire for the payment of the Indebtedness, nor shall the taking of any such additional security waive or impair this Agreement, or any term, covenant or condition herein contained, but Secured Party may resort to any security it may have in such order it may deem proper. Release of the security interest hereunder in any or all of the Collateral shall not affect the liability of any person on the Indebtedness secured hereby.

         5. Special Provisions Concerning Trademarks.

                  (a) Additional Representations and Warranties. The Parent represents and warrants that it is the true and lawful exclusive owner of the trademarks listed in Exhibit "D" hereto, incorporated herein as reference, and that said listed trademarks constitute all the trademarks registered in the United States Patent and Trademark Office that the Parent now owns or uses in connection with its business. The Parent represents and warrants that it owns or is licensed to use all trademark that it uses. The Parent further warrants that it is aware of no third party claim that any aspect of the Parent's present or contemplated business operations infringes or will infringe any trademark.

                  (b) Licenses and Assignments. The Parent hereby agrees not to divest itself of any right under a mark absent prior written approval of the Secured Party.

                  (c) Infringements. The Parent agrees, promptly upon learning thereof, to notify the Secured Party in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Parent's rights in and to any significant trademark, or with respect to any party claiming that the Parent's use of any significant trademark violates any property right of that party. The Parent further agrees, unless otherwise directed by the Secured Party, diligently to prosecute any Person infringing any significant trademark.

                  (d) Preservation of Trademark. The Parent agrees to use its significant trademark in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such trademark as marks or service marks registered under the laws of the United States

                  (e) Maintenance of Registration. The Parent shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. ss.ss._1051 et seq. to maintain trademark registration, including, but not limited to, affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its trademark pursuant to 15 U.S.C. ss.ss. 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Required Banks. The Parent agrees to notify the Secured Party six months prior to the dates on which the affidavits of use or the applications for renewal registration are due that the affidavit of use or the renewal is being processed.

                  (f) Future Registered Trademark. If any mark registration issues hereafter to the Parent as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within 30 days of receipt of such certificate the Parent shall deliver a copy of such certificate, and a grant of security in such mark, to the Secured Party, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

                  (g) Remedies. Subject to the provisions of the Intercreditor Agreement and the Subordination Agreement, if an Event of Default shall occur and be continuing, the Secured Party may, by written notice to the Parent, take any or all of the following actions: (i) declare the entire right, title and interest of the Parent in and to each of the trademark, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Secured Party for satisfaction of the Indebtedness secured hereby due and payable pursuant to the terms of the Securities Purchase Agreement, in which case the Parent agrees to execute an assignment in form and substance satisfactory to the Secured Party of all its rights, title and interest in and to the trademark to the Secured Party for satisfaction of the Indebtedness secured hereby due and payable pursuant to the terms of the Securities Purchase Agreement; (ii) take and use or sell the trademark and the goodwill of the Parent's business symbolized by the trademark and the right to carry on the business and use the assets of the Parent in connection with which the trademark have been used; and (iii) direct the Parent to refrain, in which event the Parent shall refrain, from using the trademark in any manner whatsoever, directly or indirectly, and, if requested by the Secured Party, change the Parent's corporate name to eliminate therefrom any use of any trademark and execute such other and further documents that the Secured Party may request to further confirm this and to transfer ownership of the trademark and registrations and any pending trademark application in the United States Patent and Trademark Office to the Secured Party.

         6. Miscellaneous.

                  (a) Secured Party's Rights Not Barred. Until the Indebtedness is paid and performed in full, Secured Party's rights shall continue even if the Indebtedness, or any portion thereof, is barred by any statute of limitations. The right of Parent, if any, to plead any and all statutes of limitation as a defense to any demand with respect to the Indebtedness is expressly waived by Parent, to the full extent permissible by law.

                  (b) Form and Effect of Waivers. No delay or failure on the part of Secured Party in exercising any right, privilege or remedy hereunder shall operate as a waiver of such or any other right, privilege or remedy, and no waiver whatsoever shall be valid unless in writing, signed by Secured Party and then only to the extent set forth therein.

                  (c) Notices. Except when otherwise required by law, all notices required to be given hereunder shall be served (i) to Parent at the addresses specified item 1 on Exhibit "B" hereto and (ii) to Secured Party at the address specified with respect thereto in the Securities Purchase Agreement, and shall in each instance, unless otherwise provided by law, be deemed given, received, made or communicated on the date personal delivery is effected or, if mailed, on the delivery date or attempted delivery date if refused.

                  (d) Severability of Terms. If any term of this Agreement, or the application thereof to any person or circumstance, shall, to any extent, be declared invalid or unenforceable, the remainder of this Agreement, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each such term shall be valid and enforceable to the fullest extent permitted by law.

                  (e) Financing Statement. A financing statement (and when requested by Secured Party, a fixture filing) placing of record the security interest hereunder shall be executed and delivered by Parent to Secured Party contemporaneously herewith, and Secured Party is authorized to file or record the same.

                  (f) Construction. The terms and provisions contained herein shall, unless the context otherwise requires, have the meaning and be construed as provided in the Uniform Commercial Code. Reference in this Agreement to the "Uniform Commercial Code" refers to the Uniform Commercial Code as enacted in the State of California. Whenever the words "including", "includes" or "include" are used in this Agreement (including any Exhibit hereto), they shall be read as though the phrase, "without limitation," immediately followed the same.

                  (g) Successors and Assigns. The terms "Parent" and "Secured Party" include and are binding upon the successors and assigns hereof.

                  (h) Definition of Prompt Notice. The use herein of the words "prompt notice", or "notify promptly", or "give notice promptly", or "promptly", or "immediately," or words of similar import, when used with reference to any notice to be given or act to be undertaken by Parent, shall mean notice given or such act performed in any event not later than five (5) days after the occurrence of the specified event for which notice or action is required, unless another time period is expressly made applicable.

                  (i) Amendment in Writing. This Agreement may not be amended, modified or changed, nor shall any waiver of any provision hereof be effective, except by an instrument in writing and signed by the party against whom enforcement of any amendment, change or modification is sought.

                  (j) Governing Law. This Security Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California (without regard to conflicts of law), except where federal law is applicable (including, without limitation, any applicable federal law preempting state laws).

         IN WITNESS WHEREOF, Parent has executed and delivered this Agreement to Secured Party as of the day and year first above written.

                                        "PARENT"

                                        SOUTHHAMPTON ENTERPRISES INC.,
                                        a Texas corporation



                                        By:   /s/ Thomas E. Dooley, Jr.
                                        Its:  Secretary

                                   EXHIBIT "A"

                                   COLLATERAL


Any of the following, whether now owned or hereafter acquired by Parent, as defined as "Debtor" for purposes of this Exhibit "A":

         a. all present and future rights to payment for goods sold or leased or for services rendered, whether or not represented by instruments or chattel paper, and whether or not earned by performance; all present and future rights to payments arising out of the licensing of computer software and systems; all accounts, contract rights, chattel paper, instruments and documents, proceeds of any letter of credit of which Debtor is a beneficiary; all forms of obligations whatsoever owed to Debtor, including any obligations of any subsidiary or affiliate of Debtor owed to Debtor, together with all instruments and documents of title representing any of the foregoing; all rights in any returned or repossessed goods; all rights, security and guarantees with respect to any of the foregoing, including, without limitation, any right of stoppage in transit; together with all property included within the definitions of "accounts", "chattel papers", "documents" and "instruments" set forth in the Uniform Commercial Code in effect in the State of California (the "UCC");

         b. all goods held or intended for sale or lease by Debtor; or furnished or to be furnished under contracts of service, all raw materials, work in process, finished goods, materials and supplies of every nature used or usable in connection with the manufacture, packing, shipping, advertising or sale of any such goods, together with all property included within the definition of "inventory" set forth in the UCC;

         c. all choses in action, causes of action and all other intangible property of every kind and nature, including, without limitation, corporate or other business records, inventions, designs, patents, patent applications, trademarks, trademark applications, trade names, processes, operation manuals, techniques, trade secrets, goodwill, registrations, copyrights, licenses, franchises, customer lists, tax refunds, tax refund claims, rights of claims against carriers and shippers, investments and interests in subsidiaries, leases and rights to indemnification, together with all property which is included within the definition of "general intangibles" as set forth in the UCC;

         d. equipment and fixtures, including, without limitation, computer hardware, computer software, and systems, furniture, machinery, vehicles and trade fixtures, together with any and all accessories, accessions, parts and appurtenances thereto, substitutions therefor and replacements thereof, together with all other such items which are included within the definitions of "equipment" and "fixtures" as set forth in the UCC;

         e. all certificated securities, all uncertificated securities, all securities entitlements, all securities accounts and all other investment property, each as defined is Division of the UCC, including, without limitation, those securities listed on Exhibit "C" to the Security Agreement by and between Secured Party and Debtor together with all options and other rights with respect to such securities and financial instruments and all dividends, cash and other property (including any distribution with respect to any stock dividend or split) from time to time received or receivable with respect thereto or in exchange therefor; and

         f. to the extent not otherwise included, all proceeds and products of any or all of the foregoing.

                                   EXHIBIT "B"



         1. The legal name of Parent and the address of its chief executive office is:

                    SOUTHHAMPTON ENTERPRISES INC.
                    9211 Diplomacy Row
                    Dallas, Texas 75247



         2. The Parent has the following places of business:

                    SOUTHHAMPTON ENTERPRISES INC.
                    9211 Diplomacy Row
                    Dallas, Texas 75247

                                   EXHIBIT "C"


                                 Certificate                           Number of
Issuer and Address                         No.                           Shares

                                   EXHIBIT "D"

UNITED STATES REGISTERED TRADEMARKS



Trademark         Reg. No.          Reg. Date Goods

Towel Caddy       1567963           11/28/89
                                       D-1